SEASONS SERIES TRUST

Supplement to the Statutory Prospectus Dated July 30, 2012

Effective immediately, for the following portfolios:

Focus Growth Portfolio in the section titled “PORTFOLIO SUMMARY” under the heading “Investment Adviser,” the portfolio manager disclosure for Janus Capital Management, LLC (“Janus”), is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Portfolio Since	Title
Douglas Rao	2013	Portfolio Manager

Large Cap Growth Portfolio in the section titled “PORTFOLIO SUMMARY” under the heading “Investment Adviser,” the portfolio manager disclosure for Janus Capital Management, LLC (“Janus”), is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Portfolio Since	Title
James P. Goff, CFA	2013	Portfolio Manager

Multi-Managed Growth Portfolio, Multi-Managed Income Portfolio, Multi-Managed Income/Equity Portfolio and Multi-Managed Moderate Growth Portfolio (the “Multi-Managed Portfolios”) in the section titled “PORTFOLIO SUMMARY” under the heading “Investment Adviser,” the portfolio manager disclosure for Janus Capital Management, LLC (“Janus”), is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Portfolio Since	Title
James P. Goff, CFA	2013	Portfolio Manager

In the Management section under Information about the Subadvisers the portfolio manager information for Janus for the Multi-Managed Portfolios, Large Cap Growth Portfolio and Focus Growth Portfolio is deleted in its entirety and replaced with the following:

“The Growth Component of the Multi-Managed Portfolios and Large Cap Growth Portfolio is managed by James P Goff, CFA. Mr. Goff has served as Director of Research since 2002 and is a member of Janus’ Executive Committee. He has overall responsibility for the equity research effort at Janus and as head of the Portfolio Oversight Team for Janus research strategies, he oversees the suite of Janus research portfolios, which are directly driven by the analyst team. Mr. Goff holds the Chartered Financial Analyst Designation and has 28 years of financial industry experience.

The Focus Growth Portfolio is managed by Douglas Rao. Mr. Rao is a portfolio manager of the Janus Concentrated Growth strategy including the Janus Forty Fund and all related portfolios. Prior to joining Janus in May 2013, Mr. Rao was a partner and portfolio manager of Chautauqua Capital since August 2012. From 2005 to 2012, he was a portfolio manager at Marsico Capital. He has 13 years of financial industry experience.”

Dated: June 4, 2013

Version: Combined Master.